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                                                                    Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hyperion Solutions Corporation (the "Company") on Form 10-K for the fiscal year ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey R. Rodek, Chief Executive Officer of the Company, and David W. Odell, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date:  September 24, 2002

                                              By:  /s/ Jeffrey R. Rodek
                                                   -----------------------------
                                                   Jeffrey R. Rodek

                                              By:  /s/ David W. Odell
                                                   -----------------------------
                                                   David W. Odell